SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2008

Commission File Number: 000-52213

Format, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	33-0963637 (I.R.S. Employer Identification No.)
27126 Paseo Espada, Suite 705, San Juan Capistrano, California 92675 (Address of principal executive offices) (Zip Code)
(949) 481-9203 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On January 7, 2008, Format, Inc. (“Registrant”) was notified that effective January 1, 2008, Michael Pollack CPA, LLC (“Pollack”) had merged into the accounting firm of KBL, LLP, and that Pollack resigned as independent registered public accounting firm for the Registrant. A copy of Pollack’s letter to the Securities and Exchange Commission regarding the resignation is included as Exhibit 16.2 to this Form 8-K.

The reports of Pollack on the Registrant’s financial statements for each of the years ended December 31, 2006 and 2005, contained an explanatory paragraph relating to the Registrant’s ability to continue as a going concern. Other than this report modification, the reports of Pollack on the Registrant’s financial statements as of and for each of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles.

The Registrant engaged Jonathon P. Reuben, CPA, an Accountancy Corporation, as its new independent auditors, effective as of January 11, 2008, to audit the Registrant’s financial statements for the year ended December 31, 2007, and to perform procedures related to the financial statements included in the Registrant’s current reports on Form 8-K and quarterly reports on Form 10-QSB.

The decision to engage Jonathon P. Reuben, CPA, an Accountancy Corporation, was approved by the Registrant’s Board of Directors (the “Board”) on January 11, 2008.

During the Registrant’s two most recent fiscal years and the subsequent interim period through January 7, 2007, the date of resignation, there were no disagreements with Pollack on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Pollack, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports. There were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-B during the Registrant’s two most recent fiscal years and the subsequent interim period through January 7, 2007, the date of resignation.

The Registrant has made the contents of this Form 8-K available to Pollack and requested it to furnish a letter to the Securities and Exchange Commission as to whether Pollack agrees or disagrees with, or wishes to clarify the Registrant’s expression of its views. A copy of Pollack’s letter to the Securities and Exchange Commission is included as Exhibit 16.2 to this Form 8-K.

Other than in connection with the engagement of Jonathon P. Reuben, CPA, an Accountancy Corporation, by the Registrant, during the Registrant’s two most recent fiscal years ended December 31, 2006 and 2005, and through January 7, 2007, the Registrant did not consult Jonathon P. Reuben, CPA, an Accountancy Corporation, regarding either: (i) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-B or the related instructions thereto or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-B.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

16.1	Letter from Michael Pollack CPA, LLC.
16.2	Letter from Michael Pollack CPA, LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Format, Inc.

Date: January 14, 2008	By:	/s/ Ryan Neely
Ryan Neely
President, Secretary, Treasurer